Rule 497(e)
Registration Nos. 333-167073 and 811-22417

Destra Investment Trust
Destra Flaherty & Crumrine Preferred and Income Fund
Destra Wolverine Dynamic Asset Fund

(each a “Fund,” and together, the “Funds”)

Supplement Dated May 17, 2018

To each Fund’s Statement of Additional Information
Dated February 1, 2018

Effective immediately, Derek Mullins shall replace Neal J. Berkowitz as Chief Financial Officer and Treasurer of Destra Investment Trust.

The following information replaces the information for Neal J. Berkowitz in the table beneath the first paragraph of the section entitled “Management” in each Fund’s Statement of Additional Information.

Name, Business Address and Birth Year	Position(s) Held with Fund	Term of Office and Length of Time Served with Trust	Principal Occupation(s) During Past Five Years

Derek Mullins 444 West Lake Street Suite 1700 Chicago, IL 60606 Birth year: 1973	Chief Financial Officer and Treasurer	Term—Indefinite Length of Service—Since 2018	Director of Operations, Arrowpoint Asset Management, LLC; Chief Financial Officer (Principal Financial Officer) and Treasurer, Meridian Fund, Inc.

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Please Keep this Supplement with your Fund’s
Statement of Additional Information for Future Reference